For more information:
(800) 231-2608

Morgan Stanley	For Immediate Release

Morgan Stanley India Investment Fund, Inc. Announces Rights Offering

NEW YORK, May 8, 2009 — Morgan Stanley India Investment Fund, Inc. (NYSE: IIF) (the “Fund”) announced today the filing of a Registration Statement with the Securities and Exchange Commission regarding a proposed rights offering to holders of the Fund’s common stock.  As indicated in the Registration Statement, the Fund proposes issuing to record date stockholders non-transferable rights entitling the holders to subscribe for additional shares of the Fund’s common stock at the rate of one share of common stock for each four rights held.

Record date stockholders who fully exercise their rights may participate in an over-subscription privilege subject to certain limitations and allotment.  Final terms of the proposed offering, including the record date, subscription price and subscription period, will be determined at a later date and announced at that time.  The rights offering will be made only by means of a prospectus.

The Fund is a closed-end management investment company seeking to achieve long-term capital appreciation through investment primarily in equity securities of Indian issuers.  The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (“MSIM”), a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its investment advisory affiliates, has nearly 1,000 investment professionals around the world and approximately $356 billion in assets under management or supervision as of March 31, 2009.  By leveraging its global ‘community of boutiques’ structure and the strength of Morgan Stanley, MSIM strives to provide outstanding long-term investment performance, service and a comprehensive suite of investment management solutions to a diverse client base, which includes governments, institutions, corporations and individuals worldwide.

Morgan Stanley is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services.  The Firm’s employees serve clients worldwide, including corporations, governments, institutions and individuals from more than 600 offices in 36 countries.  For further information about Morgan Stanley, please visit www.morganstanley.com.

A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing.  The preliminary prospectus, which contains this and other information about the Fund, can be obtained, when available, by calling (800) 231-2608 and should be read carefully before investing.

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